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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) June 3, 2002

                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                     1-07533               52-0782497
 --------------------------       ----------------     ----------------------
 (State or other jurisdiction       (Commission            (IRS Employer
  of incorporation)                 File Number)           Identification No.)

 1626 East Jefferson Street, Rockville, Maryland               20852-4041
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 (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number including area code: 301/998-8100
                                                            ------------

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Item 4.    CHANGES IN REGISTRANT'S CERTIFING ACCOUNTANT

(a)        Previous independent accountants

           (i) On June 3, 2002, the Trustees, upon the recommendation of the Audit Committee of Federal Realty Investment Trust (the "Registrant") dismissed Arthur Andersen LLP, of Vienna, Virginia, as its independent accountants.

           (ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

           (iii) In connection with its audits for the two most recent fiscal years and through June 3, 2002 there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

           (iv) During the two most recent fiscal years and through June 3, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

           (v) The Registrant has provided Arthur Andersen LLP with a copy of this disclosure and has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the Arthur Andersen LLP letter, dated June 3, 2002, is filed as
                 Exhibit 16 to this Form 8-K.

(b)        New independent accountants

           (i) The Trustees, upon the recommendation of the Audit Committee of the Registrant engaged Grant Thornton LLP as its new independent accountants as of June 3, 2002. During the two most recent fiscal years and through June 3, 2002, the Registrant has not consulted with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits. The following exhibits are filed with this report:

                 16. Letter from Arthur Andersen LLP to the Securities and
                     Exchange Commission dated June 3, 2002.

                 99. Press release issued June 4, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FEDERAL REALTY INVESTMENT TRUST


                                           /s/ Larry E. Finger

Date:    June 4, 2002                      ------------------------------------
                                           Larry E. Finger
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer